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                                                                      Exhibit 23


                  Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports dated November 15, 1995 included in and incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File No. 2-75943, Registration Statement File No. 33-46465 and Registration Statement File No. 33-47109.


                                                            ARTHUR ANDERSEN LLP

Greensboro, North Carolina,
   December 28, 1995